                                                                    EXHIBIT 10.1

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                             UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2

================================================================================



                       WAFER SUPPLY AND SERVICES AGREEMENT

                                     among:

                              SPECIALTYSEMI, INC.,

                             a Delaware corporation;

                                       and

                             CONEXANT SYSTEMS, INC.,

                             a Delaware corporation

                          ----------------------------

                           Dated as of March 30, 2002

                          ----------------------------



================================================================================

                               TABLE OF CONTENTS



1.      DEFINITIONS..............................................   1

        1.1    "AFFILIATE".......................................   1

        1.2    "BASIC PRICE".....................................   1

        1.3    "CAPACITY"........................................   1

        1.4    "CONEXANT SPIN-OFF"...............................   1

        1.5    "CONTRACT PRICE"..................................   2

        1.6    "CURRENT AVERAGE PROBE YIELD......................   2

        1.7    "DELIVERY NOTE"...................................   2

        1.8    "ENGINEERING WAFERS"..............................   2

        1.9    "FAB YIELD".......................................   2

        1.10   "LOT".............................................   2

        1.11   "MAXIMUM CAPACITY"................................   2

        1.12   "MOVE"............................................   2

        1.13   "MPD".............................................   2

        1.14   "NON-SPECIALTY WAFERS"............................   2

        1.15   "PARTY"...........................................   2

        1.16   "PIZZA MASK WAFERS"...............................   2

        1.17   "PHOTOMASKS"......................................   2

        1.18   "PLANNING YIELD ASSUMPTION".......................   2

        1.19   "PROBE SERVICES"..................................   3

        1.20   "PROBE YIELD".....................................   3

        1.21   "PROCESS FAILURE".................................   3

        1.22   "PRODUCTION WAFERS"...............................   3

        1.23   "PURCHASE ORDER"..................................   3

        1.24   "PURCHASE ORDER RELEASE...........................   3

        1.25   "QUALITY SPECIFICATIONS"..........................   3

        1.26   "RISK MATERIALS"..................................   3

        1.27   "SEGMENT".........................................   3

        1.28   "SPECIALTY WAFERS"................................   3

        1.29   "SPECIFICATIONS"..................................   3


                                TABLE OF CONTENTS

        1.30   "THIRD-PARTY REQUIREMENT.....................................  4

        1.31   "UNCOMMITTED AVAILABLE CAPACITY".............................  4

        1.32   "WAFERS".....................................................  4

        [...***...]

        1.34   "WAFER VOLUME COMMITMENT"...................................   4

        1.35   "WOPD"......................................................   4

        1.36   "WSPD"......................................................   4

2.      PURCHASE AND SUPPLY OBLIGATIONS.....................................  4

        2.1    CONEXANT PURCHASE OBLIGATIONS................................  4

        2.2    COMPANY SUPPLY OBLIGATIONS...................................  8

3.      WAFER PURCHASES.....................................................  9

        3.1    SCOPE........................................................  9

        3.2    FORECASTS.................................................... 10

        3.3    PURCHASE ORDERS; PURCHASE ORDER RELEASES; SPECIALTY WAFERS .. 10

        3.4    ACCEPTANCE AND ACKNOWLEDGEMENT............................... 11

        3.5    WAFER LOTS; EXPEDITED SERVICES............................... 12

        3.6    PIZZA MASK WAFERS............................................ 13

        3.7    CANCELLATION AND MODIFICATIONS TO ORDERS..................... 14

        3.8    MATERIALS.................................................... 14

        3.9    RISK MATERIALS............................................... 14

        3.10   NRE SERVICES................................................. 14

4.      PROBE SERVICES AND RE-PROBE SERVICES................................ 14

        4.1    SCOPE........................................................ 14

        4.2    PURCHASE ORDERS.............................................. 14

        4.3    ACKNOWLEDGEMENT AND ACCEPTANCE............................... 15

        4.4    CHANGES, CANCELLATION AND MODIFICATIONS TO ORDERS............ 15

        4.5    REMOVAL OF TEST EQUIPMENT FROM THE FAB....................... 15

5.      DELIVERY AND LOGISTICS.............................................. 15

        5.1    DELIVERY..................................................... 15

        5.2    STORAGE...................................................... 16

        [...***...]



                                       ii     * CONFIDENTIAL TREATMENT REQUESTED

                               TABLE OF CONTENTS


                                                                  PAGE
                                                                  ----
6.      PRICING; [...***...] AND PAYMENTS........................ 16

        [...***...]

        6.3    COSTS.............................................  17

        6.4    TAXES.............................................  17

7.      TRACKING; REPORTING; AND AUDITS..........................  17

        7.1    WAFER TRACKING....................................  17

        7.2    REPORTING REQUIREMENTS............................  17

8.      WARRANTY AND DISCLAIMER..................................  17

        8.1    WAFER WARRANTY....................................  17

        8.2    PROCESS FAILURE...................................  18

        8.3    DISCLAIMERS.......................................  18

9.      INDEMNIFICATION..........................................  18

        9.1    CONEXANT INDEMNIFICATION OBLIGATIONS..............  18

        9.2    COMPANY INDEMNIFICATION OBLIGATIONS...............  18

        9.3    CONDITIONS........................................  19

        9.4    SOLE AND EXCLUSIVE REMEDY.........................  19

10.     CONFIDENTIALITY..........................................  19

11.     LIMITATIONS OF LIABILITY.................................  19

        [...***...]

        11.2   BASIS OF BARGAIN..................................  20

12.     TERM; TERMINATION........................................  20

        12.1   TERM..............................................  20

        12.2   TERMINATION.......................................  20

        12.3   EFFECT OF TERMINATION.............................  20

13.     GENERAL..................................................  21

        13.1   AGENCY............................................  21

        13.2   GOVERNING LAW; VENUE AND JURISDICTION.............  21

        13.3   DISPUTE RESOLUTION................................  21

        [...***...]

        13.5   THIRD-PARTY BENEFICIARIES.........................  23

        13.6   COMPLIANCE WITH LAW...............................  23




                                       iii    * CONFIDENTIAL TREATMENT REQUESTED

                                TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
        13.7   FORCE MAJEURE.....................................  23

        13.8   AMENDMENT; LATER AGREEMENT........................  23

        13.9   NOTICES...........................................  23

        13.10  ASSIGNMENT........................................  24

        13.11  WAIVER ...........................................  24

        13.12  SEVERABILITY......................................  24

        13.13  COUNTERPARTS AND FACSIMILE........................  24

        13.14  RULES OF CONSTRUCTION.............................  25

        13.15  SCHEDULES AND EXHIBITS............................  25

        13.16  ENTIRE AGREEMENT..................................  25


                               TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----


EXHIBIT A      PRICING

EXHIBIT B      WAFER VOLUME COMMITMENTS

        SCHEDULE 1  FORECAST

        SCHEDULE 2  WAFER MOVES TABLE

EXHIBIT C      RULES OF CHANGE, OPERATION, AND RELEASE PROCEDURES

EXHIBIT D      NEWPORT BEACH FAB CAPACITY

EXHIBIT E      WAFER CYCLE TIMES

EXHIBIT F      QUALITY SPECIFICATIONS

EXHIBIT G      REPORTS

                       WAFER SUPPLY AND SERVICES AGREEMENT

        THIS WAFER SUPPLY AND SERVICES AGREEMENT (the "SUPPLY AGREEMENT") is entered into as of March 30, 2002 (the "EFFECTIVE DATE") by and between CONEXANT SYSTEMS, INC., a Delaware corporation ("Conexant") and SPECIALTYSEMI, INC. a Delaware corporation ("COMPANY").

                                    RECITALS

        A. Conexant, Company, and Carlyle Capital Investors, L.L.C. have entered into a Contribution Agreement dated February 23, 2002 (the "CONTRIBUTION AGREEMENT")pursuant to which Conexant contributed to Company the assets used to provide specialty process foundry services and to manufacture semiconductor wafers at a facility in Newport Beach, California (the "NEWPORT BEACH FAB").

        B. Conexant desires, on the terms and conditions of this Supply Agreement, to purchase from Company semiconductor wafers and related foundry, manufacturing, and probe services. Company is willing to supply such wafers and services to Conexant on the terms and conditions of this Supply Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Supply Agreement, the Parties agree as follows:

                                    AGREEMENT

1. DEFINITIONS. Capitalized terms not expressly defined elsewhere in this Supply Agreement have the following meanings:

        1.1 "AFFILIATE" means any entity that at any time during the term of this Supply Agreement controls, is controlled by, or is under common control with a Party, where control means direct or indirect ownership of fifty percent (50%) or more of the outstanding voting stock or other equity interests ordinarily having voting rights.

        1.2 "BASIC PRICE" is defined in Exhibit A (Pricing).

        1.3 "CAPACITY" means, as of any date for any period, the number of MPD capable of being completed at the Newport Beach Fab during such period, based on available equipment, tools, and personnel, without additional capital spending, equipment purchases, or hiring of personnel.

        1.4 "CONEXANT SPIN-OFF" means any entity that is a successor of any portion of the business of Conexant resulting from a spin-off, sale, or divestiture of such business, regardless of whether Conexant retains an equity or ownership interest in such entity. Without limiting the foregoing, the Parties agree and acknowledge that Mindspeed Technologies and Conexant's wireless business (which is referred to within Conexant as "LeaderCo") are, or upon the date of divestiture will be, Conexant Spin-offs.

        1.5 "CONTRACT PRICE" is defined in Exhibit A (Pricing).

        1.6 "CURRENT AVERAGE PROBE YIELD means, for a particular type of Wafer, the Probe Yield established by averaging the Probe Yield for [...***...] Wafers of such type in each of the three previous Segments.

        1.7 "DELIVERY NOTE" means the delivery instructions provided by Conexant to Company for Wafers ordered by Conexant.

        1.8 "ENGINEERING WAFERS" means non-production Wafers manufactured by Company for qualification or testing and may include Pizza Mask Wafers.

        1.9 "FAB YIELD" means the percentage deviation between a particular number of Wafers for which fabrication is commenced at the Newport Beach Fab, and the number of such Wafers for which fabrication is successfully completed, irrespective of probe results.

        1.10 "LOT" means a single lot of Wafers that are processed together at the Newport Beach Fab. Each Lot of Production Wafers, Pizza Mask Wafers (other than Engineering Wafers), or Risk Materials shall consist of [...***...] Wafers. Each Lot of Engineering Wafers shall consist of no less than [...***...] and no more than [...***...] Wafers.

        1.11 "MAXIMUM CAPACITY" means, as of any date for any period, the maximum number of MPD capable of being completed at the Newport Beach Fab during such period based on available equipment, tools, and personnel, without additional capital spending or equipment purchases. Maximum Capacity as of the Effective Date is reflected in Exhibit D (Newport Beach Fab Capacity).

        1.12 "MOVE" means completion with respect to a single Lot of an individual stage in any of the processes required in fabricating Wafers at the Newport Beach Fab, as described in Exhibit B, Schedule 2.

        1.13   "MPD" means Moves per day at the Newport Beach Fab.

        1.14 "NON-SPECIALTY WAFERS" means all Wafers of all types other than Specialty Wafers.

        1.15 "PARTY" means either Conexant or Company, as the context requires, and "PARTIES" means Conexant and Company collectively.

        1.16 "PIZZA MASK WAFERS" means multiple device designs on a single
Wafer.

        1.17 "PHOTOMASKS" means precision photographic quartz or glass plates containing microscopic images of integrated circuits for use as master images to transfer circuit patterns onto semiconductor wafers during the fabrication of integrated circuits and other semiconductor products.

        1.18 "PLANNING YIELD ASSUMPTION" means, for any given type of Wafer, the expected percentage deviation between the number of Wafers specified for delivery in a Purchase Order


                                       2
                                              * CONFIDENTIAL TREATMENT REQUESTED
and the total number of Wafers actually delivered, as set forth in Exhibit B,
Schedule 2 as such exhibit may be updated from time to time upon written notice from Company.

        1.19 "PROBE SERVICES" means electrical testing of individual semiconductor wafers on a substrate.

        1.20 "PROBE YIELD" means the percentage deviation between a particular number of Wafers for which probing is conducted at the Newport Beach Fab, and the number of such Wafers that probe successfully.

        1.21 "PROCESS FAILURE" means a fault or flaw in the performance of any process within the fabrication operation that is not due to designs, specifications, Photomasks, or instructions provided by Conexant.

        1.22 "PRODUCTION WAFERS" means Wafers manufactured by Company at the Newport Beach Fab after successful qualification and approval for mass production.

        1.23 "PURCHASE ORDER" means a written [...***...] order for the purchase of a specified quantity of Wafers or Probe Services submitted by Conexant to Company.

        1.24 "PURCHASE ORDER RELEASE" means a written release issued by Conexant authorizing Company to commence processing of the Wafers under a Purchase Order.

        1.25 "QUALITY SPECIFICATIONS" means the Wafer quality standards and criteria set forth in Exhibit F (Quality Specifications), as may they be modified by written agreement of the Parties from time to time.

        1.26 "RISK MATERIALS" means Wafers specifically identified by Conexant in a Purchase Order as "Risk Materials" that are to be manufactured by Company pursuant to Conexant's Specifications, but for which compliance with the Quality Specifications is specifically waived. "Risk Materials" may include the following: unverified mask sets, unverified process changes, no supporting qualification data, and known design rule violations.

        1.27 "SEGMENT" means any one of the following [...***...] periods:
[...***...].

        1.28   "SPECIALTY WAFERS" means [...***...].

        1.29 "SPECIFICATIONS" means the technical specifications for the Wafers in effect at the Newport Beach Fab immediately prior to the Effective Date, as they may be modified from time to time by written agreement of the Parties, or if such technical specifications do not exist as of the Effective Date, then those technical specifications mutually agreed to in writing by the Parties for such Wafers, as they may be modified from time to time written agreement of the Parties.


                                       3
                                              * CONFIDENTIAL TREATMENT REQUESTED

        1.30 "THIRD-PARTY REQUIREMENT" means any oral or written commitment from a customer (other than Conexant or a Conexant Spin-Off or a Conexant Affiliate) to engage Company to manufacture Wafers or provide related services for such customer at the Newport Beach Fab, which commitment is reasonably likely to result in a binding obligation.

        1.31 "UNCOMMITTED AVAILABLE CAPACITY" means, at any given time, the Capacity remaining at the Newport Beach Fab after excluding all Capacity necessary to fulfill the Company's commitments under this Supply Agreement and Third-Party Requirements.

        1.32 "WAFERS" means semiconductor wafers to be processed and prepared for shipping by Company at the Newport Beach Fab including Engineering Wafers, Production Wafers, Pizza Mask Wafers, and Risk Materials.

        1.33   [...***...]

        1.34 "WAFER VOLUME COMMITMENT" is defined in Section 2.1(a) (Volume Commitments).

        1.35 "WOPD" means a number of Wafers for which the fabrication process is completed at the Newport Beach Fab in a single day.

        1.36 "WSPD" means a number of Wafers for which the fabrication process is commenced at the Newport Beach Fab in a single day.

2.      PURCHASE AND SUPPLY OBLIGATIONS.

        2.1 CONEXANT PURCHASE OBLIGATIONS.

            (a) VOLUME COMMITMENTS. Subject to the terms and conditions of this Supply Agreement and in accordance with the procedures set forth in Section 3.3 (Purchase Orders; Purchase Order Releases; Specialty Wafers), Conexant will submit Purchase Orders to Company for the manufacture of, and will purchase pursuant to such Purchase Orders, Wafers in volumes sufficient to meet the minimum MPD purchase commitments set forth in Exhibit B, Schedule 1 (the "WAFER VOLUME COMMITMENTS"), at the prices set forth below.

            (b) SEGMENTS 1 THROUGH 6. During Segments 1 through 6:

                (i) Conexant shall meet the Wafer Volume Commitment corresponding to the current Period set forth in Exhibit B, Schedule 1.

                (ii) For any of Segments 1 through 6 in which the number of Wafers purchased by Conexant at the end of the Segment is less than the greater of (i) the Wafers ordered in the Purchase Order for such Segment described in
Section 3.3(a) and (ii) the Wafer Volume Commitment for such Segment, in addition to the amounts paid for Wafers purchased, Conexant shall pay the following in respect of the shortfall in the Wafers purchased compared to the greater of (i) the Wafers ordered in the Purchase Order for such Segment described in Section 3.3(a) and (ii) the Wafer Volume Commitment (the "Shortfall"):


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                                              * CONFIDENTIAL TREATMENT REQUESTED

                             (1)    [...***...]

                             (2)    [...***...]

                             (3)    [...***...]

[...***...]

[...***...]

                (iii) If, in any of Segments 1 through 6, Conexant fails to meet the Wafer Volume Commitment or to purchase Wafers ordered in the Purchase Order for such Segment described in Section 3.3(a), and as a result pays any amounts pursuant to Section 2.1(b)(ii), and, prior to the end of Segment 6, purchases Wafers in excess of the Wafer Volume Commitment for the Working Segment, then Conexant shall be required to pay [...***...]. Conexant will pay the [...***...], or other price specified in this Supply Agreement, as appropriate, for any additional Wafers purchased in the Working Segment thereafter.

            (c) SEGMENTS 7 THROUGH 18. During Segments 7 through 18:


                                       5
                                              * CONFIDENTIAL TREATMENT REQUESTED

                (i) Conexant shall meet the Wafer Volume Commitment for such period set forth in Exhibit B, Schedule 1.

                (ii) In the event that the number of Wafers purchased under the Purchase Order(s) for any Working Segment is less than the greater of (i) the Wafers ordered in the Purchase Order for such Segment described in Section 3.3(a) and (ii) the Wafer Volume Commitment for the Working Segment, Conexant shall pay to Company, [...***...].

            (d) REQUIREMENTS IN EXCESS OF THE WAFER VOLUME COMMITMENT.

                (i) NON-SPECIALTY WAFERS. During Segments 1 through 24, except to the extent that it has any preexisting obligations as of the Effective Date to purchase Non-Specialty Wafers from third parties, [...***...].

                (ii) SPECIALTY WAFERS. During Segments 1 through 12, Conexant may submit its requirements for Specialty Wafers in excess of the Wafer Volume Commitment to Company, which, provided that it has sufficient Uncommitted Available Capacity, shall be obligated to produce such Wafers. Conexant shall purchase such Wafers at [...***...].

            (e) SURGE CAPACITY. At any time after Conexant's submission of a Purchase Order for any Working Segment, Conexant may request to increase the number of Wafers to be purchased in such Working Segment (an "INCREASE NOTICE").

                (i) SEGMENTS 1 THROUGH 18. During Segments 1 through 18, the following terms will apply:

                    (1) COMMITMENT SURGE. If Conexant submits an Increase Notice with at least [...***...] advance notice for additional Wafers in order to meet a Wafer Volume Commitment ("COMMITMENT SURGE WAFERS"), Company will fabricate and sell to Conexant a number of Commitment Surge Wafers equal to [...***...]


                                       6
                                              * CONFIDENTIAL TREATMENT REQUESTED

[...***...]. Company will use commercially reasonable efforts to deliver the Commitment Surge Wafers [...***...]. Conexant will pay [...***...] for all Commitment Surge Wafers.

                    (2) BEYOND COMMITMENT SURGE. If Conexant submits an Increase Notice with at least [...***...] advance notice for additional Wafers [...***...], Company will use commercially reasonable efforts to fabricate and sell to Conexant the number of Additional Wafers ordered by Conexant. Conexant will pay [...***...] for all Additional Wafers.

                (ii) AFTER SEGMENT 18. After Segment 18, at any time after Conexant's submission of a Purchase Order for any Working Segment, Conexant may submit an Increase Notice to Company. If Company has Uncommitted Available Capacity, Company will fabricate and sell to Conexant such additional Wafers, or as many as can be fabricated in light of the Uncommitted Available Capacity. Conexant will pay [...***...] for all such additional Wafers purchased after Segment 18.

            (f) PURCHASES FOR CERTAIN ENTITIES. Company agrees that Conexant, as agent, may place orders for any Conexant Spin-Off or Conexant Affiliate, [...***...]. The Parties acknowledge and agree that at any time after a Conexant Spin-off commences operations as a separate legal entity, (i) Conexant may partition the Wafer Volume Commitments between Conexant and Conexant Spin-offs, assuring that the total volume meets the total Wafer Volume Commitment; (ii) Conexant and Conexant Spin-offs may [...***...], provided, however, [...***...]; and (iii) each Conexant Spin-off (a "PARTICIPATING Spin-off") may enter into a separate agreement with Company containing all of the terms and conditions of this Supply Agreement, in which case the Participating Spin-off will order Wafers directly from Company. Company will have the right to review the allocation of Wafer Volume Commitments, [...***...], and other rights hereunder partitioned and assigned to each Participating Spin-off, and Conexant will work in good faith with Company to resolve any reasonable objections that the Company may have to such allocation. If Conexant and Participating Spin-offs partition Wafer Volume Commitments as set forth above, the determination of whether the Wafer Volume Commitment is met will be determined on a collective basis, and no additional payments to meet the Wafer Volume Commitment will be due to Company if the total number of Wafers purchased by Conexant and Participating Spin-offs is sufficient to meet or exceed the applicable Wafer Volume Commitment. Conexant will remain responsible to Company for satisfaction of Wafer purchase and payment obligations hereunder, regardless of whether it is Conexant itself or a Participating Spin-off that fails to satisfy any such obligations. In the event that a third party acquires any Participating Spin-off, its business, or all or substantially all of its assets, then such third party may only assume the rights of Participating Spin-offs hereunder with respect to Wafer types of such Participating Spin-off that have been manufactured or are under development by the Newport Beach Fab at the time of such acquisition.


                                       7

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            (g) COOPERATION. Conexant shall cooperate with Company in
furtherance of the purposes hereof by timely furnishing all design information, Photomasks, specifications, intellectual property, and other items and information needed to fabricate the Wafers ordered by Conexant, and by providing reasonable technical advice and assistance in such efforts.

            (h) PAYMENT; REMEDY. All determinations of whether Wafer Volume Commitments have been met during any Working Segment shall be determined at the end of such Working Segment, and all amounts to be paid in respect of portions of the Wafer Volume Commitment not purchased in accordance with this Section will be tracked monthly, and reconciled and paid at the end of each Working Segment. Conexant's payment of the foregoing amounts shall be [...***...].

        2.2 COMPANY SUPPLY OBLIGATIONS.

            (a) COMMITMENT; REQUESTS FOR INCREASED CAPACITY. Company shall be able to provide the Capacity to satisfy the Wafer Volume Commitments set forth in Exhibit B, Schedule 1 during each Segment of the term of this Supply Agreement, and will accept and fulfill all Purchase Orders that are submitted pursuant to the [...***...] Purchase Order requirements set forth in Section 3.3 (Purchase Orders; Purchase Order Releases; Specialty Wafers) up to the applicable Wafer Volume Commitments. In addition, upon Conexant's request, Company will increase (and maintain for a period of time specified by Conexant) Capacity up to the Maximum Capacity of the Newport Beach Fab, provided that (i) Company will have no less than [...***...] Segments in which to accomplish such increase; (ii) in no event will Company be required to increase Capacity by an increment equivalent to more than [...***...]; and (iii) at the time of its request, Conexant submits binding Purchase Orders for a total number of Wafers sufficient to utilize the requested increase in Capacity for the period of the desired increase.

            (b) NOTICE REQUIREMENTS. If at any time Company believes or becomes aware that it would be unable to satisfy the Wafer requirements of Conexant contained in the latest Order Forecast, then Company will promptly notify Conexant in writing.

            (c) WAFER PROCESSES. This Supply Agreement applies to all processes currently available or in development at the Newport Beach Fab. Future processes that are developed by the Company may be added to this Supply Agreement by mutual consent. Subject to the restrictions in this Section 2.2(c), Company may terminate the use of a Wafer process at the Newport Beach Fab. At least [...***...] prior to the date of the discontinuance of any process with respect to any Wafers, Company shall provide Conexant with written notice of its intent to terminate such Wafer process and shall cooperate with Conexant on a transition plan with respect to Conexant's supply of Wafers. If the projected or actual volume on any process decreases to less than the equivalent of [...***...], Company may phase out such process without such [...***...] notice, provided that Conexant and Company will in such case cooperate to phase out such process in a timely manner through an end-of-life buy. Company will perform the transition in accordance with the plan and will use commercially reasonable efforts to ensure a smooth transition.


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

            (d) [...***...]

            (e) SUPPLY INTERRUPTIONS. If at any time Company experiences a Material Interruption (as defined below), Conexant's Wafer Volume Commitments shall be reduced by the number of Wafers Company is unable to supply for the actual duration of such Material Interruption, provided, however, that if such Material Interruption results from Conexant's failure to provide any services that Conexant is obligated to provide [...***...], then Conexant's Wafer Volume Commitment shall not be reduced as a result of such Material Interruption. If an unintended interruption in Company's ability to fulfill its supply obligations occurs that is not a Material Interruption, Conexant shall remain obligated to satisfy its obligations hereunder to purchase Wafers, provided, that if, due to such interruption, Company is unable to deliver a number of Wafers ordered to fulfill a portion of a Wafer Volume Commitment prior to the end of the Segment, then Conexant will be excused from that portion of the Wafer Volume Commitment for that Segment, and such portion will be rolled over to be fulfilled by the end of the following Segment. This provision shall not limit any other rights or remedies Conexant or Company may have for a breach of this Supply Agreement or otherwise, and nothing in this provision is intended to supersede, restrict, or otherwise limit either party's rights under Section 13.7 (Force Majeure). For purposes of this Section, "Material Interruption" means an unintended interruption in Company's ability to produce Wafers that (i) endures for more than a [...***...], and (ii) causes a reduction in Capacity of [...***...].

3.      WAFER PURCHASES.

        3.1 SCOPE. on receipt of an applicable Purchase Order Release (as described in Section 3.3(b) (Purchase Order Releases) below), Company shall produce Wafers and provide Probe Services for Conexant. Wafers may include Production Wafers, Engineering Wafers, and Risk Materials from any semiconductor wafer process in production, or released to production, at the Newport Beach Fab on or after the Effective Date. For new Wafers or processes requested by


                                       9
                                              * CONFIDENTIAL TREATMENT REQUESTED

Conexant, Conexant will provide Company with the documentation substantially similar to the document(s) set forth in Exhibit C (Rules of Change, Operation and Release Procedures), as applicable to the requested process. Both Parties agree to cooperate to provide all necessary information as described in Exhibit C.

        3.2 FORECASTS. On or about the last day of each calendar month during the term of this Supply Agreement, Conexant will provide to Company a rolling forecast, covering a minimum period of [...***...], of Conexant's expected order volumes for Wafers in the coming [...***...] (the "ORDER FORECAST"). The Order Forecasts are for planning purposes only and will not bind Conexant or the Company in any respect. No deviation of actual volumes from the forecasted volumes will relieve Conexant or Company of their respective responsibilities and obligations under this Supply Agreement or affect the pricing established under this Supply Agreement. Subject to the requirements of Section 2.1 (Conexant Purchase Obligations), Conexant may change or update the forecasts delivered hereunder at any time upon notice to Company.

        3.3 PURCHASE ORDERS; PURCHASE ORDER RELEASES; SPECIALTY WAFERS.

            (a) PURCHASE ORDER. Not later than [...***...] prior to the first business day of each Segment during the term of this Supply Agreement (other than Segment 1), Conexant shall submit to Company a written Purchase Order setting forth the specific volume and mix of Wafers [...***...] it intends to purchase under this Supply Agreement during the following Segment (the "WORKING SEGMENT"), expressed as total WSPD per type of Wafer. Conexant shall not load the Newport Beach Fab by a number of WSPD in each day of the Working Segment set forth in such Purchase Order that deviates by more than [...***...] The Purchase Order for Segment 1 will be submitted to Company within [...***...] after the Effective Date.

            (b) PURCHASE ORDER RELEASES Conexant will submit [...***...] Purchase Order Releases against outstanding Purchase Orders, [...***...]. Each Purchase Order Release for Wafers will specify the applicable Purchase Order, Wafer part number and revision level, quantity, additional component parts required by Conexant, price, delivery date, ship-to address, and other applicable information as determined by Conexant. Purchase Order Releases shall not deviate from the volumes and mixes specified for the corresponding period of time in the applicable Purchase Order, except that Conexant may [...***...]. Notwithstanding the receipt of a Purchase Order, Company will not commence manufacturing of the Wafers under a Purchase Order until Conexant has issued a Purchase Order Release.

            (c) [...***...]


                                       10
                                              * CONFIDENTIAL TREATMENT REQUESTED

[...***...]

                (i) [...***...]

                (ii) [...***...]

                (iii) [...***...]

        3.4 ACCEPTANCE AND ACKNOWLEDGEMENT All Purchase Orders submitted at least [...***...] prior to the start of the Working Segment for Wafers shall be accepted by Company up to the Wafer Volume Commitment and as specified in
Section 2.1(d) (Requirements in Excess of the Wafer Volume Commitment), and may be accepted by Company in all other cases. Subject to the terms of this Supply Agreement, once Company accepts a Purchase Order, it will be obligated to produce and deliver the Wafers in the volumes specified in the Purchase Order (subject to the applicable Planning Yield Assumption), and Conexant will be obligated to purchase such Wafers in the volumes specified in the Purchase Order. Within [...***...] after receipt of each Purchase Order or Purchase Order Release or, if received on a non-business day or on the day prior to a non-business day, within [...***...], Company will acknowledge such Purchase Order or Purchase Order Release in writing by either fax or e-mail notice to Conexant's purchasing agent identified on the face of the Purchase Order or Purchase Order Release. Such acknowledgement will include Company's projected delivery date for the order; provided that, in establishing such delivery date, Company shall use reasonable efforts to comply with the delivery dates specified in Conexant's Purchase Order Release. The Wafer process cycle times set forth in Exhibit E (Wafer Cycle Times) shall be updated each Segment. If at any time during the production of such Wafers Company believes or becomes aware that the delivery may be delayed by more than [...***...], Company shall provide Conexant with written notice of such change in the delivery schedule and the quantity of Wafers affected. Such report shall be referred to as an "EXCEPTION REPORT" and any Wafer Lots not specifically identified in an Exception Report shall be delivered by Company no later than the delivery date specified in the Purchase Order Release. Purchase Orders or Purchase Order Releases not acknowledged or rejected by Company within such time will be deemed accepted by Company.

        3.5 WAFER LOTS; EXPEDITED SERVICES. Unless otherwise agreed to in writing by the Parties, Production Wafers shall be ordered by Conexant and delivered by Company in Lots of

                                              * CONFIDENTIAL TREATMENT REQUESTED

[...***...] (subject to the applicable Planning Yield Assumptions) and Engineering Wafers shall be ordered by Conexant and delivered by Company in Lots of [...***...] (subject to the applicable Planning Yield Assumptions). At Conexant's request, Company will use commercially reasonable efforts to process Production Wafer Lots, Engineering Wafer Lots, and Risk Materials on an expedited basis; provided that Company shall have no liability for failure to actually provide priority processing. Company shall provide up to the Allowable Number (as defined below) of priority Lots to be processed at any one time [...***...], and if the number of expedited Lots requested by Conexant and provided on an expedited basis by Company exceeds the Allowable Number of Lots in process at any given time, [...***...]:

[...***...]

[...***...]



        The "ALLOWABLE NUMBER" shall be determined as follows: [...***...]

        3.6 PIZZA MASK WAFERS. Conexant may submit Purchase Orders and Purchase Order Releases for Pizza Mask Wafers, and Company shall fulfill such orders to the extent required to fill such orders under Section 2.2 (Company Supply Obligations), provided that (i) the only testing of Pizza Mask Wafers required to be performed by Company will be [...***...]; and (ii) Company will deliver Pizza Mask Wafers in wafer form. The price of the Pizza Mask Wafer will be [...***...].

        3.7 CANCELLATION AND MODIFICATIONS TO ORDERS. Conexant may modify or reschedule a Purchase Order Release (in whole or in part) as set forth in this
Section 3.7; provided that Conexant meets its Wafer Volume Commitments.

            (a) CANCELLATION BEFORE PROCESS START Except as set forth in Section 3.3(b) (Purchase Order Releases), for each Purchase Order Release for which processing of the Wafers has not yet begun, Conexant may cancel or modify a Purchase Order Release (in whole or in part) [...***...] by delivering to Company a written notice of cancellation or modification, provided that Conexant replaces within a reasonable time any Moves reduced or eliminated through such cancellation or modification with the same number of Moves with respect to replacement products.

                                              * CONFIDENTIAL TREATMENT REQUESTED

            (b) [...***...]

            (c) CANCELLATION AFTER PROCESS START If Conexant cancels a Purchase Order Release (in whole or in part) after the date the processing of such Wafers has been started, then either, (i) if so instructed by Conexant, Company will not complete the cancelled Wafers and will deliver the incomplete Wafers to a location designated by Conexant, [...***...], and Conexant will pay the [...***...], as defined below; or (ii) unless otherwise instructed pursuant to clause (i) of this Section, complete the cancelled Wafers and hold the resulting Wafers in finished goods inventory where they will be stored in accordance with
Section 5.2 (Storage), [...***...] and Conexant will pay the applicable Price for completed Wafers. The "[...***...]" means [...***...].

            (d) REWORK REQUESTS If for any reason other than a Process Failure it becomes necessary to, or Conexant otherwise requests Company to, modify any part of the fabrication process with respect to Wafers for which a Purchase Order has already been accepted or for which the fabrication process has already started, Company may agree to such changes if technically feasible and if Company has available Capacity, in which case Conexant will be obligated to pay the applicable price for rework services set forth in Exhibit A (Pricing). In the event that Company does not accept such changes, then Conexant may cancel the Purchase Order Release in question, subject to this Section 3.7.

        3.8 MATERIALS. Company shall be responsible for procuring all materials required to manufacture the quantity of Wafers ordered by Conexant. Conexant shall be responsible for obtaining and furnishing to Company all Photomasks, or any other products with similar functional characteristics, required to manufacture or support the Wafers ordered by Conexant. Company shall be responsible for repair or replacement of any of Conexant's Photomasks damaged while in Company's possession.

        3.9 RISK MATERIALS. At Conexant's request and subject to Section 2.1 (Conexant Purchase Obligations) and to an applicable Purchase Order, Company shall process and provide Risk Materials to Conexant. With all Purchase Orders for Risk Materials, Conexant shall provide a written statement setting forth the risk factors or any special circumstances related to the Risk Materials and specifying the quantity of Risk Materials to be provided. Company's acknowledgement of a Purchase Order for Risk Materials shall be deemed an acknowledgement of such risks or circumstances.


                                       13
                                              * CONFIDENTIAL TREATMENT REQUESTED

        3.10 NRE SERVICES At Conexant's request, Company shall negotiate to provide non-recurring engineering services for new Wafers, provided that the Parties reach agreement concerning the terms and conditions of provision of such services. The Parties shall negotiate in good faith the terms and conditions and any applicable costs associated with such engineering services.

4.      PROBE SERVICES AND RE-PROBE SERVICES.

        4.1 SCOPE. Company shall provide Probe Services for all Wafers produced for Conexant by the Company that are included in the Wafer Volume Commitment, at [...***...]. For other Wafers provided by Company, the Parties will agree upon whether [...***...] will include Probe Services. Company may also provide Probe Services for Wafers from other sources provided by Conexant, subject to agreement by the Parties on terms and conditions for such Probe Services. Probe Services to be provided under this Supply Agreement shall be limited [...***...]. Probe Services may be provided using testers [...***...], as specified by Conexant in the applicable Purchase Order. Conexant will provide all of the documentation and test parameters necessary to complete Probe Services prior to issuing a Purchase Order Release.

        4.2 PURCHASE ORDERS. Subject to the agreement of the Parties on the terms for Probe Services (other than for Wafers produced by Company), Conexant will submit [...***...] Purchase Orders to Company for Conexant's expected requirements for Probe Services. Conexant will then submit [...***...] Purchase Order Releases to such Purchase Orders. Notwithstanding the receipt of a Purchase Order, Company will not commence performance of Probe Services under a Purchase Order until Conexant has issued a Purchase Order Release. Each Purchase Order Release for Probe Services will specify the applicable Purchase Order, applicable wafers provided by Conexant, testers to be used, price, delivery date, ship-to address, and other applicable information as determined by Conexant.

        4.3 ACKNOWLEDGEMENT AND ACCEPTANCE. Within [...***...] after receipt of each Purchase Order or Purchase Order Release or, if received on a non-business day or on the day prior to a non-business day, within [...***...], Company will acknowledge such Purchase Order or Purchase Order Release in writing by either fax or e-mail notice to Conexant's purchasing agent identified on the face of the Purchase Order or Purchase Order Release. Purchase Orders or Purchase Order Releases not acknowledged or rejected by Company within such time will be deemed accepted by Company.

        4.4 CHANGES, CANCELLATION AND MODIFICATIONS TO ORDERS.

            (a) CHANGES. Conexant may submit documentation changes for Probe Services at any time. In the event such change requires a substantial change in the scope of work, Company shall promptly notify Conexant in writing as to whether Company accepts such change, and, if accepted, of the impact of the change on cost and delivery prior to implementing the change. Upon receipt of Conexant's written approval of the change, Company shall adjust the price and delivery for the Probe Services to be performed and implement the requested change.


                                       14
                                              * CONFIDENTIAL TREATMENT REQUESTED

            (b) CANCELLATIONS. For each Purchase Order Release for which Probe Services has not yet been started, Conexant may cancel or modify a Purchase Order Release (in whole or in part) [...***...] by delivering to Company a written notice of cancellation or modifications.

            (c) [...***...]

            (d) HOLDS AND CANCELLATIONS AFTER PROCESS START. Conexant may put on hold any Probe Services to be provided under a Purchase Order Release for up to [...***...] Lots at a time; provided that no Lot will remain on hold for longer than [...***...], after which the Probe Services shall be deemed cancelled and Company shall, [...***...], invoice Conexant for the Probe Services actually performed by Company prior to date of the hold. If Conexant cancels a Purchase Order Release (in whole or in part) after the date the Probe Services have been started, then Company will either, at Conexant's sole discretion (i) not complete the cancelled Probe Services and hold the wafers in a processing location designated by Conexant; or (ii) complete the cancelled Probe Services. [...***...].

            (e) EXCESS SERVICE REQUIREMENTS. If Conexant's demand exceeds the Company's Probe Services capacity in Newport Beach, Conexant shall offer any available Probe Services capacity to Company at a Conexant facility and assure this capacity is offered [...***...].

        4.5 REMOVAL OF TEST EQUIPMENT FROM THE FAB. The Parties acknowledge that certain probe and test equipment owned by Conexant is located in the Newport Beach Fab, and that Company is entitled to use and access such equipment pursuant to the [...***...] between Conexant and Company, dated March 12, 2002. Conexant may not remove any of the test equipment from the Probe floor [...***...] Conexant may deliver a written notice of removal to Company with respect to any test device owned by it, and may remove such test device after [...***...] following receipt by Company of such notice. [...***...]

5.      DELIVERY AND LOGISTICS.

        5.1 DELIVERY. All Wafers delivered to Conexant shall be delivered F.O.B. the Company's facility at the Newport Beach Fab, as requested in the applicable Delivery Note. Title and risk of loss shall pass from Company to Conexant upon delivery, which shall be deemed made upon transfer of possession to the shipping carrier or to storage if not shipped immediately. Conexant shall be responsible for all freight, handling and insurance charges subsequent to such


                                       15
                                              * CONFIDENTIAL TREATMENT REQUESTED
delivery. Except in accordance with the applicable delivery terms set forth in this Supply Agreement, Company shall not have any liability in connection with shipment, nor shall the shipping carrier be deemed to be an agent of Company.

        5.2 STORAGE. Following delivery to Conexant, Company shall provide storage of up to [...***...] Lots of completed Wafers [...***...], provided that no Lot shall remain in such storage for longer than [...***...] days.

        5.3 [...***...]

6.      PRICING; [...***...]; AND PAYMENTS.

            (a) WAFERS. Company will invoice Conexant for all Wafers upon [...***...], at the applicable Wafer price calculated pursuant to Exhibit A (Pricing) in effect on the date of the invoice, [...***...]. For Lots of Engineering Wafers, Company will invoice Conexant at the [...***...] for all Moves completed with respect to such Engineering Wafers during such [...***...], and upon [...***...]. Each invoice submitted to Company shall specifically set forth the [...***...]. In Segments 1 through 6, Conexant shall pay any amounts due on such invoices within [...***...] of the receipt of the invoice and in all subsequent Segments such payments shall be made within [...***...] of receipt of the invoice. Notwithstanding any other provision hereof, neither Party may offset any amounts owed by such Party to the other Party against any amounts from such other Party, without such other Party's express written agreement to such offset in each case.

            (b) PROBE SERVICES AND RE-PROBE SERVICES. Company will invoice Conexant for Probe Services and any other services specified in this Supply Agreement on a [...***...] basis. Pricing for such services shall be in accordance with Exhibit A (Pricing). All invoice costs include, without limitation, the labor for services actually performed, materials, material burden, and costs associated with any changes approved in writing by Conexant

        6.2 [...***...]


                                       16
                                              * CONFIDENTIAL TREATMENT REQUESTED

[...***...]

        6.3 COSTS. Except as otherwise provided herein or agreed to in writing by the Parties, each Party will be solely responsible for the costs and expenses it incurs in performing its obligations under this Supply Agreement.

        6.4 TAXES. Conexant will be responsible for payment of any and all taxes or related governmental charges ("TAXES") imposed on or arising from Conexant's purchase of Wafers or Probe Services under this Supply Agreement, excluding any Taxes on the net income or net worth of Company, provided that such taxes are specifically identified by Company as a separate line item on Company's invoices provided pursuant to Section 6.1 (Pricing and Invoices). Company will provide Conexant with copies of official receipts for the payment of any such Taxes, and any other information and documents Conexant may reasonably request in order to verify the payment of such amounts to the appropriate governmental entity.

7.      TRACKING; REPORTING; AND AUDITS.

        7.1 WAFER TRACKING. All Wafers manufactured and delivered by Company to Conexant shall have backward and forward trace ability sufficient to enable Company to identify (i) the processes and materials used in the manufacture of such Wafers; (ii) the batches or lots of such materials; and (iii) other Wafers in the same or sequential lots. Such information shall be provided to Conexant, upon Conexant's request.

        7.2 REPORTING REQUIREMENTS. Company shall provide Conexant with the reports specified in Exhibit G (Reports) in accordance with frequency or schedule set forth therein. All such reports shall be in writing and provided to Conexant in the form (e.g., electronic form) specified in Exhibit G or otherwise mutually agreed to in writing by the Parties.

8.      WARRANTY AND DISCLAIMER.

        8.1 WAFER WARRANTY. For a period of [...***...] from the date of delivery (the "Wafer Warranty Period"), Company warrants that the Wafers, other than Risk Materials, delivered hereunder will conform to the applicable Specifications, will be manufactured in accordance with the Quality Standards, and will be free from defects in material, manufacturing and workmanship. If, during the Wafer Warranty Period, a breach of the warranty is discovered in the Wafers, then Company shall promptly begin production to replace the defective Wafer and work with Conexant on a timely basis to determine the cause of such defect and appropriate corrective measures. For the avoidance of doubt, a breach of the foregoing warranty will not give rise to any termination provision under Section 12 (Term; Termination) provided that Company provides the foregoing express remedy.

        8.2 PROCESS FAILURE. In the event that, [...***...], then Company will notify Conexant and will dispose of such Lot and/or start a new Lot in accordance with Conexant's directions.

        8.3 DISCLAIMERS. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS SUPPLY AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED OR OTHERWISE, IN CONNECTION WITH THIS SUPPLY AGREEMENT OR ANY WAFERS OR SERVICES PROVIDED UNDER THIS SUPPLY AGREEMENT, AND EACH PARTY SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE AND NONINFRINGEMENT.

9.      INDEMNIFICATION.

        9.1 CONEXANT Indemnification Obligations. Conexant agrees to indemnify, hold harmless and defend at its own expense any liability or cost associated with any claim, suit, or action (collectively, "CLAIMS") asserted or brought against Company, its Affiliates and its subsidiaries, and their officers, directors, employees, agents, and representatives by a third party to the extent that such Claim alleges that Conexant's specifications or designs used in the production of Wafers infringe on [...***...] (a "CONEXANT INFRINGEMENT CLAIM"). Conexant will pay such damages awarded against Company by a court of competent jurisdiction, or agreed to in a monetary settlement of any such Claim by Conexant, to the extent that such damages are directly attributable to a Conexant Infringement Claim. Conexant's indemnification obligation will not apply to Conexant Infringement Claims to the extent they result from or are attributable to (a) any modifications, combinations, or improvements made to the design or specification as furnished to Company by Conexant that are not agreed to by Conexant; or (b) use of the design or specification by Company for any purpose other than providing Wafers or Probe Services to Conexant.

        9.2 COMPANY INDEMNIFICATION OBLIGATIONS. Company agrees to indemnify, hold harmless and defend at its own expense any liability or cost associated with any claim, suit, or action (collectively, "CLAIMS") asserted or brought against Conexant, a Conexant Spin-off, or any of their respective Affiliates and subsidiaries, and their officers, directors, employees, agents, and representatives by a third party to the extent that such Claim alleges that Company's use of technology, equipment, processes, or methods to manufacture the Wafers or provide the Probe Services infringes upon [...***...] (a "COMPANY INFRINGEMENT CLAIM"). Company will pay such damages awarded against Conexant by a court of competent jurisdiction, or agreed to in a monetary settlement of any such Claim by


                                       18
                                              * CONFIDENTIAL TREATMENT REQUESTED

Company, to the extent that such damages are directly attributable to a Company Infringement Claim. Company's indemnification obligation hereunder will not apply to Company Infringement Claims alleging infringement by any technology, equipment, processes, or methods that were (a) in use by Company upon the Effective Date; or (b) provided by Conexant to Company. For the avoidance of doubt, if Company modifies, improves, or combines any such technology equipment, processes, or methods, the foregoing indemnification obligation will apply to the extent that Company Infringement Claims are directed at the modifications, improvements, or combinations, except for modifications, improvements, or combinations performed at the direction of Conexant or its Affiliates.

        9.3 CONDITIONS. The obligations of the indemnifying Party (the "INDEMNIFYING PARTY") under Section 9.1 (Conexant Indemnification Obligations) or Section 9.2 (Company Indemnification Obligations) with respect to a Conexant Infringement Claim or Company Infringement Claim (as applicable) (an "INFRINGEMENT CLAIM") are subject to the following conditions: (a) the indemnified Party (the "INDEMNIFIED PARTY") must promptly notify the Indemnifying Party in writing of such Infringement Claim; (b) the Indemnifying Party must have sole control of the defense and settlement of the Infringement Claim; and (c) the Indemnified Party must fully cooperate with and provide reasonable assistance to the Indemnifying Party in the defense and settlement of such Infringement Claim (which includes furnishing to the Indemnifying Party all evidence in the possession of the Indemnified Party that is relevant to such Infringement Claim). The Indemnifying Party will not accept a settlement or stipulated judgment of any Conexant Infringement Claim or Company Infringement Claim (as applicable) without the prior written consent of the Indemnified Party, which consent will not be unreasonably withheld. The Indemnifying Party will have no liability under this Section 9 (Indemnification) for any costs, losses, liabilities, or damages resulting from the willful acts of the Indemnified Party or any settlement or compromise incurred or made by the Indemnified Party without the Indemnifying Party's prior written consent. The Indemnified Party will have the right to participate, at its own expense, in the defense or settlement of the Infringement Claim.

        9.4 SOLE AND EXCLUSIVE REMEDY. This Section 9 (Indemnification) states the Indemnifying Party's entire liability and the Indemnified Party's sole remedy with respect to the infringement, violation, or misappropriation of any [...***...] rights of any third party arising from or relating to this Supply Agreement, other than any rights to indemnification provided for in the Contribution Agreement. [...***...].

10. CONFIDENTIALITY. The Parties acknowledge that any nonpublic information disclosed or provided by one Party to another Party in connection with this Agreement will be subject to the Confidentiality Agreement between the Parties dated February 23, 2002. The terms and conditions of this Supply Agreement (including the pricing information contained herein) will be considered to be the Confidential Information (as defined in the Confidentiality Agreement) of both parties.

11.     LIMITATIONS OF LIABILITY.


                                       19
                                              * CONFIDENTIAL TREATMENT REQUESTED

        11.1 [...***...]

        11.2 BASIS OF BARGAIN. EACH PARTY ACKNOWLEDGES THAT THE MUTUAL LIMITATIONS OF LIABILITY CONTAINED IN THIS SECTION 11 (LIMITATIONS OF LIABILITY) REFLECT THE ALLOCATION OF RISK SET FORTH IN THIS SUPPLY AGREEMENT AND THAT EACH PARTY WOULD NOT ENTER INTO THIS SUPPLY AGREEMENT WITHOUT THESE LIMITATIONS ON LIABILITY.

12.     TERM; TERMINATION.

        12.1 TERM This Supply Agreement will take effect on the Effective Date and will remain in effect for a period of [...***...] from the Effective Date (the "INITIAL TERM"), unless earlier terminated in accordance with this Section 12 (Term; Termination). Following the Initial Term, this Supply Agreement may be renewed for additional [...***...] renewal terms (each a "RENEWAL TERM"), upon mutual agreement of the Parties.

        12.2 TERMINATION. This Supply Agreement may be terminated at any time as follows:

             (a) by written agreement of the Parties;

             (b) by either Party, at its discretion upon written notice to the other Party, if the other Party materially breaches any provision of this Supply Agreement and such breach is not cured within [...***...] after written notice of such breach is furnished by the non-breaching Party;

             (c) by either Party, at its discretion upon written notice to the other Party, if within any period [...***...] there [...***...] or more material breaches by the other Party that would constitute grounds for termination pursuant to this Section 12.2 (without giving effect to cure periods), regardless of whether such breaches were cured within the applicable cure periods; or

             (d) by either Party, at its discretion, if (i) the other Party becomes insolvent, admits in writing its inability to pay its debts as they become due, or files or has filed against it any proceeding in bankruptcy or for reorganization under any federal bankruptcy law or similar state law, or has any receiver appointed for all or a substantial part of such Party's assets or business, or makes any assignment for the benefit of its creditors, or enters into any other proceeding for debt relief, and such proceeding is not dismissed within [...***...] of filing; (ii) the other Party dissolves, liquidates, or institutes any proceedings for the liquidation or winding up of its business.

        12.3 EFFECT OF TERMINATION. The rights and obligations under Sections 1 (Definitions), [...***...], 8 (Warranty and Disclaimer), 9 (Indemnification), 10 (Confidentiality), 11


                                       20
                                              * CONFIDENTIAL TREATMENT REQUESTED

(Limitations of Liability), 12.4 (Effect of Termination), and 13 (General) will survive termination or expiration of this Supply Agreement for any reason.

13.     GENERAL.

        13.1 AGENCY. Under this Supply Agreement (i) each Party will be deemed to be an independent contractor and not an agent, joint venturer, or representative of the other Party; (ii) neither Party may create any obligations or responsibilities on behalf of or in the name of the other Party; and (iii) neither Party will hold itself out to be a partner, employee, franchisee, representative, servant, or agent of the other Party.

        13.2 GOVERNING LAW; VENUE AND JURISDICTION. This Supply Agreement will be governed by, subject to, and construed in accordance with the internal laws of the State of Delaware, as such laws apply to contracts between Delaware residents performed entirely within Delaware. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Supply Agreement.

        13.3 DISPUTE RESOLUTION. The Parties will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement arising out of or relating to or in connection with this Supply Agreement or the breach, termination or validity hereof (each a "DISPUTE") between the Parties under or related to this Supply Agreement or any of the transactions contemplated hereby.

             (a) Upon the written request (a "REQUEST") of a Party, the other Party shall commence good faith negotiations with the goal of resolving the Dispute on a mutually satisfactory basis. If the Dispute has not been resolved to the satisfaction of the Parties within [...***...] after the date on which the Request is delivered, the Dispute shall immediately be referred to senior officers of each Party. The senior officers of each Party (e.g., chief executive officer and/or chief executive officer of international business) shall meet immediately, and in no case later than [...***...] after the date on which the Request is delivered, for a minimum of [...***...] with a mutually selected mediator and attempt in good faith to negotiate a resolution of the Dispute. If the Parties are unable to resolve the Dispute within [...***...] after the date on which the Request is delivered, then any relevant Party may submit the Dispute to arbitration as the exclusive means of resolving it in accordance with the procedures set forth in this Section 13.3.

             (b) Except as otherwise specified in this Section 13.3, any Dispute not resolved through the procedure set forth above shall be finally settled by arbitration in accordance with the International Rules and Procedures of the American Arbitration Association (the "ARBITRATION RULES"), which are deemed to be incorporated by reference herein except as otherwise modified herein.

             (c) The arbitration situs shall be Wilmington, Delaware, and the laws of the State of Delaware shall be applied.

             (d) In the event of arbitration, there shall be one arbitrator who shall be jointly nominated by such parties. If the Parties fail to so nominate the arbitrators within [...***...] from the date when the Dispute is submitted to arbitration pursuant to this Section 13.3, at the request of any Party, the arbitrator(s) shall be appointed in accordance with the Arbitration Rules.



                                       21
                                              * CONFIDENTIAL TREATMENT REQUESTED

             (e) The arbitration hearing shall commence no later than [...***...] following the appointment of the sole arbitrator, as the case may be, and the final award shall be rendered no later than [...***...] following the close of the hearing.

             (f) Consistent with the expedited nature of arbitration, each Party will, upon the written request of the other Party, provide the other with copies of documents relevant to the issue raised by any claim or counterclaim. Other discovery may be ordered by the arbitrator to the extent the arbitrator deems additional discovery relevant and appropriate, and any dispute regarding discovery, relevance or scope thereof, shall be determined by the arbitrator, which determination shall be conclusive.

             (g) By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, injunctive or other equitable relief or an order in aid of arbitration proceedings and the enforcement of any award. Without prejudice to such provisional remedies in aid of arbitration as may be available under the jurisdiction of a national court, the arbitral tribunal shall have full authority to grant provisional remedies and to award damages for the failure of any party to respect the arbitral tribunal's orders to that effect.

             (h) The award shall be final and binding upon the Parties, and shall be the sole and exclusive remedy between the Parties regarding any claims, counterclaims, issues, or accounting presented to the arbitral tribunal in connection with the Dispute. Judgment upon any award may be entered in any court having competent jurisdiction thereof.

             (i) The costs of the arbitration shall be borne as determined in accordance with the Arbitration Rules; provided, however, that to the extent a Party is non-prevailing or unsuccessful on a claim in an arbitration proceeding under this Section 13.3 as determined by the arbitrator, that Party shall pay the prevailing or successful Party's costs and expenses incurred in connection with the arbitration of that Dispute, including attorneys' fees and arbitration expenses, whether or not such Dispute is prosecuted to award or judgment.

             (j) Subject to the receipt of any applicable governmental approval, any monetary award shall be made and promptly payable in U.S. dollars, if due in U.S. dollars, free of any deduction or offset, and the arbitral tribunal shall be authorized in its discretion to grant pre-award and post-award interest at commercial rates. The arbitral tribunal shall have the authority to award any remedy or relief proposed by the claimants or respondents pursuant to this Supply Agreement, including without limitation, a declaratory judgment, specific performance of any obligation created under this Supply Agreement or the issuance of an injunction.

        13.4 [...***...]


                                       22
                                              * CONFIDENTIAL TREATMENT REQUESTED

[...***...]

        13.5 THIRD-PARTY BENEFICIARIES. Except for Conexant Spin-offs, there are no third-party beneficiaries of this Supply Agreement. Except for the pricing established under this Supply Agreement, and the rights of Conexant Spin-offs to purchase Wafers from Company at such pricing, no provision of this Supply Agreement, express or implied, is intended or will be construed to confer upon or give to any customer or other person other than the Parties any rights, remedies, or other benefits under or by reason of this Supply Agreement.

        13.6 COMPLIANCE WITH LAW. The Parties will at all times comply with all applicable foreign, U.S., state, and local laws, rules and regulations relating to the execution, delivery and performance of this Supply Agreement. Each Party agrees that it will not export or reexport, resell, ship, or divert or cause to be exported or reexported, resold, shipped, or diverted directly or indirectly any software, documentation, or technical data incorporating any software to any country for which the government (or any agency thereof) of the United States, or any foreign sovereign government with competent jurisdiction requires an export license or other governmental approval without first obtaining such license or approval.

        13.7 FORCE MAJEURE. Neither Party shall be liable for failure or delay in performance of its obligations under this Supply Agreement to the extent such failure or delay is caused by an act of God, act of a public enemy, war or national emergency, rebellion, insurrection, riot, epidemic, quarantine restriction, fire, flood, explosion, storm, earthquake, interruption in the supply of electricity, power, or energy, or other catastrophe, terrorist attack, labor dispute or disruption of such Party's suppliers, or other event beyond the reasonable control of such Party. If a Party's performance under this Supply Agreement is affected by a force majeure event, such Party shall give prompt written notice of such event to the other Party and shall at all times use its reasonable commercial efforts to mitigate the impact of the force majeure event on its performance under this Supply Agreement. In the event of a force majeure event as described in this Section that affects either or both Parties' ability to perform under this Supply Agreement, the Parties agree to cooperate in good faith in order to resume the transactions contemplated by this Supply Agreement as soon as commercially possible to the extent commercially reasonable.

        13.8 AMENDMENT; LATER AGREEMENT. This Supply Agreement may not be amended, modified, or supplemented by the Parties in any manner, except by an instrument in writing signed by Conexant and Company and specifically reciting that it amends this Supply Agreement. No purchase order or acknowledgement will amend this Supply Agreement. All matters designated herein as subject to agreement of the Parties must be agreed upon in a writing signed by authorized representatives of both Parties for such agreement to be effective.

        13.9 NOTICES. Any notice, consent, approval, or other communication intended to have legal effect to be given under this Supply Agreement (other than a purchase order or invoice) must be in writing and will be delivered (as elected by the Party giving such notice): (i) personally; (ii) by postage prepaid registered or certified airmail, return receipt requested; (iii) by express courier service; or (iv) by facsimile with a confirmation copy deposited prepaid with an express courier service. Unless otherwise provided herein, all notices will be deemed to have been duly given on: (y) the date of receipt (or if delivery is refused, the date of such refusal) if delivered


                                       23
                                              * CONFIDENTIAL TREATMENT REQUESTED
personally, by mail, or by express courier; or (z) one (1) business day after receipt by telecopy if the telecopy was accompanied by the mailing of the notice via mail or courier service. Each Party may change its address for purposes hereof on not less than three (3) days' prior notice to the other Party. Notice hereunder will be sent to the following addresses (with a copy to the legal department):

    If to Conexant, to:                       If to Company, to:

    Conexant Systems, Inc.                    Specialtysemi, Inc.

    4311 Jamboree Road                        c/o The Carlyle Group

    Newport Beach, CA 92660                   101 S. Tryon Street, 25th Floor

    Attn: General Counsel                     Charlotte, N.C. 28280

    Telecopy: (949) 483-9576                  Attn: Claudius E. Watts, IV

                                              Telecopy:  (704) 632-0299

        13.10 ASSIGNMENT. Except as otherwise expressly provided in this Supply Agreement, neither Party shall be permitted to assign any of its rights or delegate any of its obligations under this Supply Agreement without the prior written consent of the other Party; except that (i) Company may, without such consent, assign all such rights to any Affiliate controlling Company or to any Person providing cash financing to the Company as collateral security for such financing provided that no such assignment shall relieve Company from any of its obligations hereunder, (ii) Conexant may, without such consent, assign all such rights to any Affiliate controlling Conexant, provided that no such assignment shall relieve Conexant from any of its obligations hereunder, and (iii) either Party may, without the other Party's consent, assign all rights to any entity which acquires, directly or indirectly, all or any substantial portion of the assets or securities of such Party. Any unauthorized assignment or transfer shall be null and void. This Supply Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns.

        13.11 WAIVER. If a Party fails to insist on performance of any of the terms and conditions, or fails to exercise any of its rights or privileges of this Supply Agreement, such failure will not constitute a waiver of such terms, conditions, rights, or privileges.

        13.12 SEVERABILITY. If the application of any provision or provisions of this Supply Agreement to any particular facts or circumstances is held to be invalid or unenforceable by any court of competent jurisdiction, then: (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Supply Agreement will not in any way be affected or impaired thereby; and
(ii) such provision or provisions will be reformed without further action by the Parties and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.


        13.13 COUNTERPARTS AND FACSIMILE This Supply Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original,

                                              * CONFIDENTIAL TREATMENT REQUESTED
and such counterparts together will constitute one and the same instrument. The Parties intend that each Party will receive a duplicate original of the counterpart copy or copies executed by it. For purposes hereof, a facsimile copy of this Supply Agreement, including the signature pages hereto, will be deemed to be an original.

        13.14 RULES OF CONSTRUCTION.. As used in this Supply Agreement, all terms used in the singular will be deemed to include the plural, and vice versa, as the context may require. The words "hereof," "herein," and "hereunder" refer to this Supply Agreement as a whole, including the attached exhibits, as the same may from time to time be amended or supplemented, and not to any subdivision in this Supply Agreement. When used in this Supply Agreement, unless otherwise expressly stated, "including" means "including, without limitation" and "discretion" means sole discretion. Unless otherwise expressly stated, when a Party's approval or consent is required under this Supply Agreement, such Party may grant or withhold its approval or consent in its discretion. References to "Section" or "Exhibit" will be to the applicable section or exhibit of this Supply Agreement. Descriptive headings are inserted for convenience only and will not be utilized in interpreting the Supply Agreement. This Supply Agreement has been negotiated by the Parties and reviewed by their respective counsel and will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party.

        13.15 SCHEDULES AND EXHIBITS Conexant hereby represents and warrants to Company that the information related to the fabrication processes conducted at the Newport Beach Fab provided by Conexant in Exhibit B, Schedule 2 (the "Fabrication Information") is materially true and correct as of the Effective Date. If the Fabrication Information is later found not to have been materially true and correct as of the Effective Date [...***...] Conexant will work together in good faith with Company to recalculate a new price based upon corrected assumptions. The Parties will determine whether there were any amounts overpaid or underpaid for purchases previously conducted pursuant to this Supply Agreement as a result of using the original price, and settle any underpayments or overpayments within [...***...].

        13.16 ENTIRE AGREEMENT. As to the subject matter hereof: (i) this Supply Agreement, including its exhibits, sets forth the entire agreement between Conexant and Company; (ii) no promise, inducement, understanding, or agreement not expressly contained herein has been made; and (iii) this Supply Agreement merges and supersedes any and all previous agreements, understandings, and negotiations between the Parties concerning the subject matter hereof.

        [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                       25
                                              * CONFIDENTIAL TREATMENT REQUESTED

               IN WITNESS WHEREOF, the parties have executed this Supply Agreement as of the Effective Date by the undersigned duly authorized representatives of each party.

CONEXANT SYSTEMS, INC.,              SPECIALTYSEMI, INC.,
a Delaware corporation               a Delaware corporation

By:  /s/  Dwight Decker              By:  /s/  Claudius E. Watts IV
     ----------------------------         ----------------------------
Name:  Dwight Decker                 Name:  Claudius E. Watts IV
Title:  Chief Executive Officer      Title:  President

                               EXHIBIT A - PRICING

WAFER PRICING.

[...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED

PROBE SERVICES AND RE-PROBE SERVICES.

        [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED

                      EXHIBIT B - WAFER VOLUME COMMITMENTS

                                   SCHEDULE 1

[...***...]


                                      29.    * CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT B

                                   SCHEDULE 2

                                WAFER MOVES TABLE

[...***...]


                                      30.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]



                                      31.     * CONFIDENTIAL TREATMENT REQUESTED

         EXHIBIT C -- RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES

                                   [...***...]


                                      32.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------



[...***...]



                                      33.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





[...***...]




                                      34.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





[...***...]


                                      35.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





[...***...]

                                      36.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





[...***...]


                                      37.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





        [...***...]



                                      38.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





        [...***...]

                                      49.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





        [...***...]



                                      40.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





        [...***...]


                                      41.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





        [...***...]



                                      42.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





        [...***...]


                                      43.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





        [...***...]


                                      44.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





        [...***...]



                                      45.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





        [...***...]



                                      46.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





        [...***...]

                                      47.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





        [...***...]


                                      48.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------





        [...***...]


                                      49.     * CONFIDENTIAL TREATMENT REQUESTED

Title:                                                    Document #:  Revision:
RULES OF CHANGE, OPERATION AND RELEASE PROCEDURES           GN00-P035     H
--------------------------------------------------------------------------------
                             CONEXANT SYSTEMS, INC.                    Page #:
                  4311 Jamboree Road, Newport Beach, CA 92660           of 16
--------------------------------------------------------------------------------



[...***...]



                                      50.     * CONFIDENTIAL TREATMENT REQUESTED

                                  EXHIBIT D --

[...***...]



                                      51.     * CONFIDENTIAL TREATMENT REQUESTED

                            EXHIBIT E -- [...***...]

[...***...]


                                      52.     * CONFIDENTIAL TREATMENT REQUESTED

                       EXHIBIT F - QUALITY SPECIFICATIONS

[...***...]


                                      53.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]




                                      54.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]




                                      55.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      56.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      57.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      58.     * CONFIDENTIAL TREATMENT REQUESTED

                       EXHIBIT G - DELIVERY AND LOGISTICS

[...***...]

                                      59.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      60.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      61.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      62.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      63.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      64.     * CONFIDENTIAL TREATMENT REQUESTED

                                   [...***...]


                                      65.     * CONFIDENTIAL TREATMENT REQUESTED

                         [...***...]


                                      66.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      67.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      68.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      69.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]

                                      70.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]



                                      71.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      72.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]



                                      73.     * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


                                      74.     * CONFIDENTIAL TREATMENT REQUESTED

                               EXHIBIT H - REPORTS

[...***...]

                                      75.     * CONFIDENTIAL TREATMENT REQUESTED